Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
January 31, 1997



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.7938%



        Excess Protection Level
          3 Month Average   4.82%
          January, 1997   3.71%
          December, 1996   5.41%
          November, 1996   5.35%


        Cash Yield                                  17.09%


        Investor Charge Offs                         4.81%


        Base Rate                                    8.57%


        Over 35 Day Delinquency                      4.60%


        Seller's Interest                           13.97%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $ 23,234,782,634.76


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 3,245,155,116.27